UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 771-9952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 22, 2023, following discussions with the Chairman of the Audit Committee of RumbleOn, Inc.’s (the “Company”) Board of Directors, Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm (“Independent Accountant”), advised the Company that it would not stand for re-appointment as the Company’s Independent Accountant for the year ending December 31, 2023. Grant Thornton will continue its engagement in connection with the quarterly periods ending June 30, 2023 and September 30, 2023, if requested. The Company has begun the process of evaluating other independent registered public accounting firms to replace Grant Thornton.

Grant Thornton has served as the Company’s Independent Accountant since May 26, 2022. Grant Thornton audited the Company’s financial statements as of and for the year ended December 31, 2022. Grant Thornton’s report on the Company’s financial statements as of and for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through May 22, 2023, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter thereof in connection with its report on the Company’s financial statements for the year ended December 31, 2022 and (ii) no “reportable events” (as that term is defined in item 304(a)(1)(v) of Regulation S-K and the related instructions), except that Grant Thornton issued an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022 as a result of a material weakness in the Company’s internal control over financial reporting as disclosed in its Annual Report on Form 10-K for the year ended December 31, 2022.

The Company provided Grant Thornton a copy of this Form 8-K and requested that Grant Thornton provide the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter dated May 25, 2023, furnished by Grant Thornton in response to that request is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: May 25, 2023	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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